SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 19, 2002
               ________________________________________________
               Date of Report (Date of Earliest Event Reported)


                        Petrie Stores Liquidating Trust
               ________________________________________________
              (Exact Name of Registrant as Specified in Charter)


        New York                       0-3777                  22-6679945
____________________________      ______________              _____________
(State or Other Jurisdiction      (Commission File            (IRS Employer
   of Incorporation)                   Number)              Identification No.)


                                 201 Route 17
                                   Suite 300
                         Rutherford, New Jersey 07070
              ___________________________________________________
             (Address of Principal Executive Offices and Zip Code)

                                (201) 635-9637
              ___________________________________________________
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
           ________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

         On November 19, 2002, the Trustees of the Petrie Stores Liquidating Trust (the "Liquidating Trust") unanimously approved the extension of the expiration date of the Liquidating Trust from December 6, 2002 to December 6, 2006 (subject to further extension by the Liquidating Trustees).



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 27, 2002

                                      PETRIE STORES LIQUIDATING TRUST

                                      By: /s/ Stephanie R. Joseph
                                         __________________________________
                                          Stephanie R. Joseph
                                          Manager and Chief Executive Officer